Contingencies and commitments	12 Months Ended
Dec. 31, 2024
Contingencies And Commitments [Abstract]
Contingencies and commitments	36 Other provisions
Recognition and measurement
Other provisions are recognised when it is more likely than not that we will become obliged, legally or constructively, to future expenditure because of a past event. The provision reflects the best estimate of the expenditure needed to settle the obligation which existed at the balance sheet date. Where there is sufficient objective evidence of reasonably expected future events (such as changes in technology and new legislation) we reflect this in the amounts recognised. Other provisions includes provision for legal claims, onerous contracts and claims for past royalties. In the prior year, this also included the residual consideration payable to Turquoise Hill Resources Ltd shareholders that dissented to the 2022 transaction, which has now been paid in 2024 (refer further detail below).

	2024 US$m	2023 US$m
Opening balance at 1 January	1,371	1,298
Adjustment on currency translation	(69)	14
Adjustments to mining properties/right-of-use assets:
– increases to existing and new provisions	17	–
– change in discount rate	(2)	–
Charged/(credited) to profit:
– increases to existing and new provisions	184	214
– change in discount rate	(7)	(18)
– unused amounts reversed	(104)	(31)
– exchange gain on provisions	–	(1)
– amortisation of discount	14	22
Utilised in year	(94)	(104)
Transfers and other movements(a)	(203)	(23)
Closing balance at 31 December	1,107	1,371
Balance sheet analysis:
Current	792	637
Non-current	315	734
Total	1,107	1,371
(a)In 2024, transfers and other movements includes settlement of deferred consideration payable to Turquoise Hill Resources Ltd dissenting shareholders.
Panguna mine, Bougainville
During the year we utilised a provision of US$10 million to fund a legacy impact assessment study in relation to a Panguna mine of Bougainville
Copper Limited (BCL), our former subsidiary. The Panguna Mine Legacy Impact Assessment, an independent report published in December
2024, assessed the environmental impacts and directly connected social and human rights impacts caused by the Panguna mine since BCL ceased operations in 1989.
In November 2024, Rio Tinto, BCL and the Autonomous Bougainville Government signed a Memorandum of Understanding (MoU) to discuss ways forward. The MoU parties plan to address the findings of the independent report and develop a remedy mechanism consistent with the UN
Guiding Principles on Business and Human Rights.  We have acknowledged a class action lawsuit filed in July 2024 in Papua New Guinea's
National Court of Justice, naming both Rio Tinto and our former subsidiary, BCL, as defendants. We submitted our defence against the legal claim and will strongly defend our position in this case.
37 Contingencies and commitments
Recognition and measurement
Contingent liabilities, indemnities and other performance guarantees represent the potential outflow of funds from the Group for the satisfaction of obligations, including those under contractual arrangements (eg undertakings related to supplier agreements) not provided for on the balance sheet, where the likelihood of the contingent liabilities, guarantees or indemnities being called is assessed as possible rather than probable or remote.

Other relevant judgements - contingencies
Disclosure is made for material contingent liabilities unless the possibility of any loss arising is considered remote based on our judgement and legal advice. These are quantified unless, in our judgement, the amount cannot be reliably estimated. The unit of account for claims is the matter taken as a whole and therefore when a provision has been recorded for the best estimate of the cost to settle the obligation there is no further contingent liability component. This means that when a provision is recognised for the best estimate of the expenditure required to settle the present obligation from a single past event, a further contingent liability is not reported for the maximum potential exposure in excess of that already provided.
We have not established provisions for certain additional legal claims in cases where we have assessed that a payment is either not probable or cannot be reliably estimated. A number of our companies are, and will likely continue to be, subject to various legal proceedings and investigations that arise from time to time. As a result, the Group may become subject to substantial liabilities that could affect our business, financial position and reputation. Litigation is inherently unpredictable and large judgements may at times occur. The Group may in the future incur judgements or enter into settlements of claims that could lead to material cash outflows. We do not believe that any of these proceedings will have a materially adverse effect on our financial position.

Contingent liabilities - subsidiaries, joint operations, joint ventures and associates

	2024 US$m	2023 US$m
Contingent liabilities, indemnities and other performance guarantees(a)	192	435
(a)There were no material contingent liabilities arising in relation to the Group’s joint ventures and associates.
Contingent liabilities - not quantifiable
The current status of contingent liabilities where it is not practicable to provide a reliable estimate of possible financial exposure is:
Litigation disputes

Litigation matter	Latest update
2011 Contractual payments in Guinea
In 2023, we resolved a previously self-disclosed investigation by the SEC into certain contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011, relating to the Simandou project in the Republic of Guinea. In August 2023, the UK Serious Fraud Office
closed its case and announced that the Australian Federal Police maintains a live investigation into the matter. Rio Tinto continues to co-operate fully with relevant authorities.
At 31 December 2024, the outcome of this investigation remains uncertain, but it could ultimately expose the Group to material financial cost. No provision has been recognised for the investigation. We believe this case is unwarranted and will defend the allegation vigorously.

Other contingent liabilities
We continue to modernise agreements with Traditional Owner groups in response to the Juukan Gorge incident. We have created provisions, within “Other provisions”, based on our best estimate of historical claims. However, the process is incomplete and it is possible that further claims could arise relating to past events.
Close-down, restoration and environmental provisions are not recognised for those operations that have no known restrictions on their lives as the date of closure cannot be reliably estimated. This applies primarily to our Canadian aluminium smelters, which are not dependent upon a specific orebody and have access to indefinite-lived power from owned hydropower stations with water rights permitted by local governments. In these instances, a closure obligation may exist at the reporting date. However, due to the indefinite nature of asset lives it is not possible to arrive at a sufficiently reliable estimate for the purposes of recognising a provision. Close-down, restoration and environmental provisions are recognised at these operations for separately identifiable closure activities which can be reasonably estimated, such as the demolition and removal of fixed structures after a predetermined period. Any contingent liability for these assets will crystallise into a closure provision if and when a decision is taken to cease operations.
Contingent assets
The Group has, from time to time, various insurance claims outstanding with reinsurers. Recognition of any assets arising takes place once the insurance company has agreed to refund the claims and the amount is quantifiable. This is usually in the same period as payment is received.
Capital commitments
Our capital commitments include:
–open purchase orders for managed operations and non-managed tolling entities
–expenditure on major projects already authorised by our Investment Committee for non-managed operations.
On a legally enforceable basis, capital commitments excluding the Group’s share of joint ventures would be approximately US$1,872 million
(2023: US$1,400 million) as many of the contracts relating to the Group’s projects have various cancellation clauses.
The capital commitments for Simandou are shown on a 100% basis for the SimFer mine and the SimFer scope of infrastructure as managed operations. The SimFer investment in WCS Rail and Port is classified as a joint venture capital commitment and is shown inclusive of the funding due from non-controlling interests.

	2024 US$m	2023 US$m
Capital commitments excluding the Group's share of joint venture capital commitments
Within 1 year	4,559	3,662
Between 1 and 3 years	602	597
Between 3 and 5 years	313	27
After 5 years	82	99
Total	5,556	4,385

Group's share of joint venture capital commitments
Within 1 year	1,280	128
Between 1 and 3 years	271	99
Total	1,551	227

Impact of climate change on our business - decarbonisation capital commitments
Capital commitments do not include the estimated incremental capital expenditure relating to decarbonisation projects of US$5 billion to
US$6 billion between 2022 and 2030 unless otherwise contractually committed. Included in capital commitments at 31 December 2024 are contractually committed decarbonisation capital commitments of US$114 million (2023: US$123 million), inclusive of the Amrun power purchase agreement, which is a treated as a lease, which has not yet commenced (disclosed in note 21).

Other commitments
The Group has also made other commitments to incur a minimum amount of expenditure on community development initiatives as part of its agreements with various stakeholders. As of 31 December 2024, a total of US$154 million (2023: US$173 million) of such expenditure is estimated to be incurred over the next 25 years, out of which US$27 million (2023: US$10 million) is expected to be incurred within the next year.
Unrecognised commitments to contribute funding or resources to joint ventures
Along with the other joint venture partners, we have commitments to provide emergency funding (such as funding required to preserve the life of assets of the company or to comply with applicable laws) if required by Sohar Aluminium Company L.L.C., subject to approved thresholds.
At 31 December 2024, Minera Escondida Ltda held an undrawn shareholder line of credit, of which Rio Tinto’s share was US$225 million (2023:
US$225 million). The current facility was extended during the year and will now mature in September 2026.
Purchase obligations
Purchase obligations are enforceable and legally binding agreements to buy goods or services. They specify all significant terms, including fixed or minimum quantities to be purchased or consumed; fixed, minimum or variable price provisions; and the approximate timing of the transactions.
Purchase obligations for goods mainly relate to purchases of raw materials and consumables, and purchase obligations for services mainly relate to charges for the use of infrastructure, commitments to purchase power and freight contracts. These goods and services are expected to be used in the business. To the extent that this changes, a provision for onerous obligations may be made.
Purchases from joint arrangements or associates are included if the quantity to be purchased is in excess of our ownership interest in the entity.
However, purchase obligations exclude contracted purchases of bauxite, alumina and aluminium from joint arrangements and associates and contracted purchases of alumina from third parties. This is because these purchases are made for commercial reasons and the Group is, overall, a net seller of these commodities.
37 Contingencies and commitments continued
The aggregate amount of future payment commitments under purchase obligations outstanding at 31 December is shown in the table below.

	2024 US$m	2023 US$m
Within 1 year	3,160	2,927
Between 1 and 2 years	1,461	1,663
Between 2 and 3 years	1,364	1,496
Between 3 and 4 years	851	1,147
Between 4 and 5 years	614	948
After 5 years	4,905	6,365
Total	12,355	14,546
Guarantees by parent companies
Rio Tinto plc and Rio Tinto Limited have, jointly and severally, fully and unconditionally guaranteed the following securities issued by the following 100% owned finance subsidiaries: US$6.2 billion (2023: US$6.2 billion) Rio Tinto Finance (USA) Limited and Rio Tinto Finance (USA)
plc bonds with maturity dates up to 2053; and US$0.6 billion (2023: US$1.1 billion) on the European Debt Issuance Programme. In addition, Rio
Tinto Finance plc and Rio Tinto Finance Limited have entered into undrawn facility arrangements for an aggregate amount of US$7.5 billion
(2023: US$7.5 billion). The facilities are guaranteed by Rio Tinto plc and Rio Tinto Limited.
Rio Tinto plc has provided a guarantee, known as the completion support undertaking (CSU), in favour of the Oyu Tolgoi LLC project finance lenders. In
2023, a wholly owned subsidiary of Rio Tinto plc became a lender under the project finance facility ranking pari passu with the external lenders.
At 31 December 2024, a total of US$5.5 billion (2023: US$4.7 billion) of project finance debt was outstanding under this facility of which US$3.9 billion (2023: US$3.9 billion) is owed to external third party lenders. Rio Tinto plc, through its subsidiaries, owns 66% of Oyu Tolgoi LLC, with the remaining share owned by Erdenes Oyu Tolgoi LLC (34%), which is controlled by the Government of Mongolia. The project finance was raised for development of the underground mine and the CSU will terminate on the completion of the underground mine according to a set of completion tests set out in the project finance facility. The CSU contains a carve-out for certain political risk events.
In November 2024, the Group entered into a US$7 billion bridge facility agreement to support the proposed acquisition of Arcadium Lithium
(refer to note 5). Rio Tinto Plc and Rio Tinto Limited have jointly guaranteed the facility, which remains undrawn as at 31 December 2024.